UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
     Date of Report (Date of earliest event reported)           May 10, 2006
LESCO, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-13147	34-0904517

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1301 E. 9th Street, Suite 1300, Cleveland, Ohio		44114

(Address of principle executive offices)		(Zip Code)
     Registrant’s telephone number, including area code           (216) 706-9250
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement.
          As previously announced in October 2005, the Board of Directors assigned certain additional duties to the Company’s Chairman of the Board, J. Martin Erbaugh, to promote communication between management and the Board during a transition period that was scheduled to end on May 31, 2006. Mr. Erbaugh’s compensation was increased by $3500 per month during the transition period in recognition of his additional responsibilities.
          On May 10, 2006, the Board of Directors voted to extend the transition period, and Mr. Erbaugh’s additional compensation, on a month-to-month basis until terminated by the Board of Directors.
SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESCO, INC.
(Registrant)

Date: May 15, 2006	By:	/s/ Jeffrey L. Rutherford Jeffrey L. Rutherford
President and Chief Executive Officer

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